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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported) June 4, 1995

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                               KMART CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

                                    MICHIGAN
                 (State or Other Jurisdiction of Incorporation)

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
               1-327                                 38-0729500
      (Commission File Number)          (I.R.S. Employer Identification No.)
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                3100 WEST BIG BEAVER ROAD, TROY, MICHIGAN 48084
              (Address of Principal Executive Offices) (Zip Code)

                                 (810) 643-1000
              (Registrant's Telephone Number, Including Area Code)

                                      N/A
         (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5. OTHER EVENTS

        Kmart Corporation entered into the attached employment agreement with Floyd Hall who was named chairman, president and chief executive officer as of June 4, 1995.



EXHIBITS

Exhibit (10n)           Employment Agreement with Floyd Hall







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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          KMART CORPORATION
                                          (Registrant)

                                           By: /s/ NANCIE W. LADUKE
                                               Vice President and Secretary

Date: June 14, 1995
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                                EXHIBIT INDEX


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Exhibit
  No.                     Description
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
 10n                      Employment Agreement with Floyd Hall


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